Exhibit 99.1

Columbia Property Trust Releases First Quarter 2021 Results

NEW YORK (April 29, 2021) – Columbia Property Trust, Inc. (NYSE: CXP) has released its quarterly update and financial results for the quarterly period ending March 31, 2021, by posting its First Quarter Form 10-Q and Supplemental Information package to the Investor Relations section of its website.

Full results and additional information on the recent highlights summarized below can be found in the Supplemental Information package:
•Announces first quarter results, including Net Income per share and Normalized FFO per share;
•Portfolio 94.0% leased, with 69,000 square feet leased during the quarter at double-digit positive GAAP and cash rent releasing spreads;
•Total rent collections stood at 97.6% for the first quarter, with deferral agreements executed on another 0.2%; and
•On April 8, 2021, announced that the Board has commenced a thorough review of the Company's business, strategies, and positioning, including undertaking a comprehensive strategic alternatives review process that will include outreach to, and identification of, potential transaction counterparties, and related to which the Company incurred $2.4 million in strategic review costs in the first quarter. There is no deadline or definitive timetable set for completion of this review, and there is no assurance that this process will result in any transaction, including a sale of the Company, privatization, or entry into a business combination.

Direct link to the Supplemental Information Package:
https://ir.columbia.reit/files/doc_financials/2021/q1/CXP-FSP-Q1-2021-FINAL.pdf

To access the Form 10-Q, please visit: https://ir.columbia.reit/financials/sec-filings/

As previously announced, the Company will host a live conference call and audio webcast later today at 5:00 p.m. ET. The number to call to participate in the interactive teleconference is (825) 312-2053 (U.S. and international) – (Conference ID: 7877257). To access the live webcast, interested parties may go to the Investor Relations section of Columbia’s website at least fifteen minutes prior to the start time of the call in order to register and to download and install any necessary audio software.

Direct link to the Conference Call Webcast:
https://event.on24.com/wcc/r/3080303/DB5494DD212CA531E746458D6A16CE29

Exhibit 99.1

A replay of the conference call will be available online in the Investor Relations section of the Company’s website at https://ir.columbia.reit shortly after the call and archived for approximately twelve months.

About Columbia Property Trust
Columbia Property Trust (NYSE: CXP) creates storied properties for legendary companies in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased office portfolio of 15 properties that contain more than six million rentable square feet, as well as four properties under development, and also has more than eight million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody’s and S&P Global Ratings. For more information, please visit www.columbia.reit.

Forward-Looking Statements:
Certain statements in this press release, including statements regarding future business operations, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties. Our actual results may differ materially from projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements, see Columbia Property Trust’s filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K. We caution readers not to place undue reliance on these forward-looking statements, which are based on current expectations and speak as of the date of such statements. We make no representations or warranties (express or implied) about the accuracy of, nor do we intend to publicly update or revise any such forward-looking statements contained herein, whether as a result of new information, future events, or otherwise.

Investor Relations Contact:
Matt Stover
T 404 465 2227
E IR@columbia.reit